                                                     Registration No. 333-108545

    As filed with the Securities and Exchange Commission on October 8, 2003

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 1 TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         HYUNDAI ABS FUNDING CORPORATION
                   as Depositor to the Issuer described herein
             (Exact name of registrant as specified in its charter)


          Delaware                                  6189                               33-0978453
(State or other jurisdiction of         (Primary Standard Industrial               (I.R.S. Employer
 incorporation or organization)          Classification Code Number)             Identification Number)

                              10550 Talbert Avenue
                        Fountain Valley, California 92708
                                 (714) 594-1579
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                David A. Hoeller
                             Vice President, Finance
                          Hyundai Motor Finance Company
                              10550 Talbert Avenue
                        Fountain Valley, California 92708
                                 (714) 965-3000
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                   Copies to:
                              Scott R. Smith, Esq.
                              Latham & Watkins LLP
                          885 Third Avenue, Suite 1000
                            New York, New York 10022
                                 (212) 906-1200

         Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective as determined by market conditions.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

         If this Form is to be a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the registration statement of the earlier effective registration statement for the same offering: [ ]

         If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                          -----------------------------

                         CALCULATION OF REGISTRATION FEE


=================================================================================================================
                                                    Proposed Maximum       Proposed Maximum
 Proposed Title of Each Class       Amount to        Offering Price      Aggregate Offering       Amount of
of Securities to be Registered    Be Registered       Per Unit (1)            Price (1)       Registration Fee (2)
-----------------------------------------------------------------------------------------------------------------
     Asset-Backed Notes           $1,000,000,000          100%             $1,000,000,000           $80,900
=================================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee.
(2) Previously paid.

                          -----------------------------

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said
Section 8(a), may determine.

================================================================================

                                EXPLANATORY NOTE

         This Amendment No. 1 to the Form S-3 Registration Statement is being filed for the sole purpose of filing exhibits.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits

         Reference is made to the information contained in the Exhibit Index filed as part of this Registration Statement, which information is incorporated herein by reference pursuant to Rule 411 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, Registrant Hyundai ABS Funding Corporation certifies that it has reasonable grounds to believe that it meets all the requirements for filing a Form S-3 and has duly caused this amendment to Registration Statement No. 333-108545 to be signed on its behalf by the undersigned, thereunto duly authorized in Fountain Valley, California, on October 6, 2003.


                                   HYUNDAI ABS FUNDING CORPORATION
                                   a Delaware corporation

                                   By: /s/ Jae Kook Choi
                                       --------------------------------
                                   Name:  Jae Kook Choi
                                   Title: President and Director

                                   By: /s/David A. Hoeller
                                       --------------------------------
                                   Name:  David A. Hoeller
                                   Title: Vice President, Secretary and Director


         Pursuant to the requirements of the Securities Act, this amendment to Registration Statement No. 333-108545 has been signed on October 6, 2003, by the following persons in the capacities indicated.


                     Signature                                              Title
---------------------------------------------------- ----------------------------------------------------
/s/ Jae Kook Choi                                    Director and President of Hyundai ABS Funding
---------------------------------------------------- Corporation (Principal Executive Officer)
Jae Kook Choi

/s/ David A. Hoeller                                 Director, Vice President and Secretary of Hyundai
---------------------------------------------------- ABS Funding Corporation (Principal Financial
David A. Hoeller                                     and Accounting Officer)

*                                                    Director of Hyundai ABS Funding Corporation
----------------------------------------------------
Robert J. Gammon

* The undersigned, by signing his name hereto, does hereby sign this amendment to Registration Statement No. 333-108545 on behalf of the above indicated officer or director of the Registrant pursuant to the Power of Attorney signed by such officer or director.


/s/ David A. Hoeller
----------------------------------------------------
David A. Hoeller
Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit No.                      Description
----------  ----------------------------------------------------------------
   1.1      Form of Underwriting Agreement*

   3.1      Articles of Incorporation of Hyundai ABS Funding Corporation ++

   3.2      Bylaws of Hyundai ABS Funding Corporation ++

   4.1      Form of Indenture between the Issuer and the Indenture Trustee
            (including forms of Notes) ++

   5.1      Opinion of Latham & Watkins LLP with respect to legality +

   8.1 Opinion of Latham & Watkins LLP with respect to United States federal income tax matters +

  10.1      Form of Sale and Servicing Agreement among Hyundai ABS Funding
            Corporation, the Servicer, the Issuer and the Indenture Trustee ++

  10.2      Form of Receivables Purchase Agreement between Hyundai ABS
            Funding Corporation and HMFC ++

  10.3 Form of Administration Agreement among Issuer, Administrator and Indenture Trustee ++

  23.1      Consent of Latham & Watkins LLP (included in Exhibits 5.1 and
            8.1) +

  24.1      Powers of Attorney ++

  25.1      Statement of Eligibility and Qualification of the Indenture
            Trustee on Form T-1* **

  99.2      Form of Trust Agreement of the Issuer ++

-------------

*  To be filed by amendment.

** To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.

+  Filed hereby.

++ Previously filed.